Exhibit 10.1

Execution Version

SIXTH AMENDING AGREEMENT AND CONSENT

THIS AGREEMENT dated as of December 3, 2013.

AMONG:

LONE PINE RESOURCES CANADA LTD.

as Borrower

AND

LONE PINE RESOURCES INC.

as Parent

THE FINANCIAL INSTITUTIONS PARTY HERETO

IN THEIR CAPACITIES AS LENDERS

AND

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

as Administrative Agent

WHEREAS the parties hereto are parties to the Credit Agreement;

AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;

NOW THEREFORE in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1                                         INTERPRETATION

1.1                               Definitions. In this Agreement, the following terms shall have the meanings set forth below (unless something in the subject matter or context is inconsistent therewith):

Agreement means this sixth amending agreement and consent, as amended, supplemented, modified or restated from time to time.

Credit Agreement means the credit agreement dated as of March 18, 2011, among Lone Pine Resources Canada Ltd., as borrower, the Lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, as amended, supplemented, modified or restated from time to time.

Effective Date means the first date on which all of the conditions precedent set forth in Section 5 hereof have been satisfied (or waived by all of the Lenders).

1.2                               Credit Agreement. Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement (as amended by this Agreement).

1.3                               Headings, etc. The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4                               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and federal laws of Canada applicable therein.

1.5                               Effective Date. This Agreement shall become effective on the Effective Date.

2                                         CONSENTS AND OTHER AGREEMENTS

2.1                               Consents. The Lenders hereby irrevocably:

(a)                                 consent to the Loan Parties entering into the Required Hedging Arrangements with the New Hedge Providers; and

(b)                                 consent to the Loan Parties granting the Hedging Liens.

2.2                               Hedging Liens. The Lenders hereby agree that the Hedging Liens shall rank pari passu with the Obligations up to the first C$15,000,000 of obligations owing by the Loan Parties under the Required Hedging Arrangements.

3                                         AMENDMENTS

3.1                               Defined Terms. Section 1.1. of the Credit Agreement is hereby amended by adding the following defined terms to such Section in their proper alphabetical order:

“CCAA Court” means the court overseeing the Insolvency Proceedings in Canada.

“Commitment Letter” means the commitment letter dated November 11, 2013, by and between, among other, the Borrower and Morgan Stanley Capital Group Inc., Alberta Treasury Branches and Société Générale, as amended from time to time.

“Hedging Charge” has the meaning given such term in the Hedging Order.

“Heding Liens” means the Liens provided by the Loan Parties in favour of the New Hedge Providers with respect to the obligations of the Loan Parties under the Required Hedging Arrangements.

“Hedging Order” means the order of the CCAA Court issued on November 27, 2013 granting the Hedging Charge and authorizing the Required Hedges, subject to the CCAA Court’s approval of the Required Hedging Arrangements.

“Insolvency Proceedings” means the proceedings commenced by the Loan Parties under the Companies’ Creditors Arrangement Act (Canada) (action number 1301-11352) and Chapter 15 of the United States Bankruptcy Code.

“New Hedge Providers” means each of the counterparties to the Required Hedging Arrangements (other than the Loan Parties).

“Pari Passu Amount” means an amount not to exceed the first C$15,000,000 of obligations owing by the Loan Parties under the New Hedge Agreements.

“Required Hedges” has the meaning given such term in the Commitment Letter.

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“Required Hedging Arrangements” has the meaning given such term in the Hedging Order.

3.2                               Covenants. Article 5 of the Credit Agreement is amended by inserting the following section at the end of such Article:

“SECTION 5.17. Required Hedging Arrangements.

(a)                                 The Loan Parties shall, subject to the CCAA Court’s approval of the Required Hedging Arrangements, enter into all of the Required Hedges by no later than January 15, 2014.

(b)                                 The Borrower and the Parent shall, and shall cause each other Loan Party to, immediately pay to the Administrative Agent, for the account of the Lenders, any and all payments from the New Hedge Providers received by any of the Loan Parties in connection with the Required Hedging Arrangements. The Administrative Agent shall apply all such payments in reduction to the Obligations in accordance with this Agreement.

(c)                                  The Borrower and Parent shall immediately notify the Administrative Agent in writing upon entering into any Required Hedges and shall forthwith provide to the Administrative Agent and the Lenders in writing any details with respect to any such Required Hedging Arrangements as may be requested by the Lenders.

(d)                                 The Borrower and the Parent shall, and shall cause each other Loan Party to, ensure that the Required Hedging Arrangements contain a provision that such Required Hedges will be automatically terminated on the earlier of: (i) the date of the cancellation of the Commitment Letter and; (ii) February 15, 2014, if a plan has not been sanctioned by the CCAA Court pursuant to the Insolvency Proceedings prior to such date (unless either such date is extended by the Lenders, the Loan Parties, the New Hedge Providers and the monitor under the Insolvency Proceedings).”

4                                         FEES

On or before the Effective Date, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, a C$100,000 fee in connection with this Agreement and a concurrent amendment under the existing debtor-in-possession credit facility, which fee is to be shared between the Lenders and the lenders under such debtor-in-possession credit facility.

5                                         CONDITIONS PRECEDENT TO EFFECTIVENESS

This Agreement will become effective upon the following conditions being met (or waived in writing by all of the Lenders) including the receipt by the Administrative Agent, for and on behalf of the Lenders, of the following documents and payments (each in full force and effect, and in form and substance satisfactory to the Administrative Agent, acting reasonably):

(a)                                 an executed copy of this Agreement; and

(b)                                 the fees referred to in Section 4.

6                                         CONFIRMATION OF CREDIT AGREEMENT

The Credit Agreement and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and

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effect. The Credit Agreement as amended and supplemented by this Agreement is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented.

7                                         FURTHER ASSURANCES

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

8                                         COUNTERPARTS

This Agreement may be executed in any number of counterparts, including by electronic means, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LONE PINE RESOURCES INC.

By:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Chief Financial
Officer

LONE PINE RESOURCES CANADA LTD.

Per:	/s/ Shane K. Abel
Name:	Shane K. Abel
Title:	Vice President, Finance & Chief Financial
Officer

[Signature Page for Sixth Amending Agreement and Consent]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Administrative Agent and as a Lender

Per:	/s/ Geraldine King
Name:	Geraldine King
Title:	Special Credit Senior Asset Manager

[Signature Page for Sixth Amending Agreement and Consent]

THE TORONTO-DOMINION BANK, as Syndication Agent and as a Lender

Per:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

[Signature Page for Sixth Amending Agreement and Consent]

BANK OF MONTREAL, as a Co-Syndication Agent and as a Lender

Per:	/s/ Zoltan J. Szoldatits
Name:	Zoltan J. Szoldatits
Title:	Managing Director

[Signature Page for Sixth Amending Agreement and Consent]

THE BANK OF NOVA SCOTIA, as a Co-Documentation Agent and as a Lender

Per:	/s/ Neel Chopra
Name:	Neel Chopra
Title:	Director

Per:	/s/ John Pagazani
Name:	John Pagazani
Title:	Senior Manager

[Signature Page for Sixth Amending Agreement and Consent]

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Co-Documentation Agent and as a Lender

Per:	/s/ Richard Valade
Name:	Richard Valade
Title:	President

[Signature Page for Sixth Amending Agreement and Consent]

UNION BANK, CANADA BRANCH, as a Lender

Per:	/s/ M. Duncan McDuffie
Name:	M. Duncan McDuffie
Title:	Vice President

[Signature Page for Sixth Amending Agreement and Consent]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, Cayman Islands Branch), as a Lender

Per:
Name:
Title:

Per:
Name:
Title:

[Signature Page for Sixth Amending Agreement and Consent]

WELLS FARGO BANK, N.A., Canadian Branch, as a Lender

Per:	/s/ David Foltz
Name:	David Foltz
Title:	Managing Director

[Signature Page for Sixth Amending Agreement and Consent]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

Per:	/s/ Supriya Sarin
Name:	Supriya Sarin
Title:	Senior Director

[Signature Page for Sixth Amending Agreement and Consent]

ROYAL BANK OF CANADA, as a Lender

Per:
Name:
Title:

[Signature Page for Sixth Amending Agreement and Consent]

CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consents to the terms, provisions and conditions contained in this Agreement.  Each Guarantor hereby acknowledges and agrees that (a) the execution, delivery and performance of the Agreement will not adversely affect or impair any of its obligations to Administrative Agent and the Lenders evidenced by or arising under or in respect of the applicable Guaranty or any other Loan Document, as applicable, (b) payment of all of the present and future Obligations owed by the Borrower is guaranteed to the Administrative Agent and the Lenders by each Guarantor under and pursuant to the applicable Guaranty, and (c) each Guaranty and each other Loan Document pursuant to which any Guarantor is hereby ratified and confirmed.

LONE PINE RESOURCES INC.		LONE PINE RESOURCES (HOLDINGS) INC., formerly known as Forest Oil Energy Corporation

By:	/s/ Tim S. Granger	By:	/s/ Tim S. Granger
Name:	Tim S. Granger	Name:	Tim S. Granger
Title:	President & Chief Executive Officer	Title:	President

WISER OIL DELAWARE, LLC		WISER DELAWARE LLC

By: Class A Manager of Wiser Oil Delaware, LLC Lone Pine Resources Inc.		By: Class A Manager of Wiser Delaware LLC Lone Pine Resources Inc.

By:	/s/ Patrick R. McDonald	By:	/s/ Patrick R. McDonald
Name:	Patrick R. McDonald	Name:	Patrick R. McDonald
Title:	Chairman	Title:	Chairman
Signed at: Denver, CO, USA		Signed at: Denver, CO, USA

By: Class B Manager of Wiser Oil Delaware, LLC		By: Class B Manager of Wiser Delaware LLC

By:	/s/ Mary S. Stawikey	By:	/s/ Mary S. Stawikey
Name:	Mary S. Stawikey	Name:	Mary S. Stawikey
Title:	Manager	Title:	Manager
Signed at: Wilmington, DE, USA		Signed at: Wilmington, DE, USA